Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

September 30, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 8,002 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

43

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane Morefield

Chief Financial Officer

(312) 658-5000

Jonathan Stanner

Vice President, Corporate Finance

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer) & Treasurer

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Gregory P. Kennealey

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Corporate Finance

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

Equity Research Coverage

Firm	Analyst	Telephone

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	September 30, 2010
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	151,302	151,302
Operating partnership units outstanding	955	955
Restricted stock units outstanding	1,071	1,071

Combined shares, options and units outstanding	153,328	153,328
Common stock price at end of period	$4.24	$4.24

Common equity capitalization	$650,111	$650,111
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt	1,293,642	1,293,642
Pro rata share of unconsolidated debt	282,825	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(65,841)	(65,841)

Total enterprise value	$2,423,908	$2,248,148

Net Debt / Total Enterprise Value	57.9%	54.6%
Preferred Equity / Total Enterprise Value	15.3%	16.5%
Common Equity / Total Enterprise Value	26.8%	28.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues:
Rooms	$105,771	$97,895	$295,647	$281,776
Food and beverage	55,987	52,489	177,830	162,017
Other hotel operating revenue	19,065	19,233	58,049	67,736

	180,823	169,617	531,526	511,529
Lease revenue	1,108	1,224	3,383	3,513

Total revenues	181,931	170,841	534,909	515,042

Operating Costs and Expenses:
Rooms	29,191	28,070	83,003	80,057
Food and beverage	42,481	40,505	128,273	121,145
Other departmental expenses	51,602	49,017	151,340	148,652
Management fees	5,866	6,030	18,583	19,553
Other hotel expenses	12,971	12,926	40,798	39,168
Lease expense	4,182	4,355	12,311	12,480
Depreciation and amortization	32,779	34,421	99,906	98,047
Impairment losses and other charges	—	—	—	50,214
Corporate expenses	8,904	5,020	22,484	19,996

Total operating costs and expenses	187,976	180,344	556,698	589,312

Operating loss	(6,045)	(9,503)	(21,789)	(74,270)

Interest expense	(22,118)	(24,635)	(68,488)	(70,674)
Interest income	68	176	373	628
Loss on early extinguishment of debt	(39)	—	(925)	(883)
Loss on early termination of derivative financial instruments	—	—	(18,263)	—
Equity in earnings of joint ventures	3,001	1,573	2,900	2,144
Foreign currency exchange loss	(134)	(379)	(1,399)	(1,233)
Other income, net	1,605	125	2,299	168

Loss before income taxes and discontinued operations	(23,662)	(32,643)	(105,292)	(144,120)
Income tax (expense) benefit	(407)	236	(1,359)	(2,515)

Loss from continuing operations	(24,069)	(32,407)	(106,651)	(146,635)
(Loss) income from discontinued operations, net of tax	(6,717)	(33,481)	2,692	(34,087)

Net loss	(30,786)	(65,888)	(103,959)	(180,722)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	192	844	879	2,297
Net income attributable to the noncontrolling interests in consolidated affiliates	(1,086)	(696)	(858)	(1,044)

Net loss attributable to SHR	(31,680)	(65,740)	(103,938)	(179,469)
Preferred shareholder dividends	(7,721)	(7,721)	(23,164)	(23,164)

Net loss attributable to SHR common shareholders	$(39,401)	$(73,461)	$(127,102)	$(202,633)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.22)	$(0.53)	$(1.14)	$(2.24)
(Loss) income from discontinued operations attributable to SHR	(0.04)	(0.44)	0.02	(0.45)

Net loss attributable to SHR common shareholders	$(0.26)	$(0.97)	$(1.12)	$(2.69)

Weighted average common shares outstanding	151,635	75,441	113,237	75,265

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010 and December 31, 2009

Consolidated Balance Sheets

(in thousands, except share data)

	September 30,	December 31,
	2010	2009
Assets
Investment in hotel properties, net	$1,970,242	$2,162,584
Goodwill	40,359	75,758
Intangible assets, net of accumulated amortization of $6,006 and $4,400	33,352	34,046
Assets held for sale	159,902	—
Investment in joint ventures	48,754	46,745
Cash and cash equivalents	65,841	116,310
Restricted cash and cash equivalents	39,512	22,829
Accounts receivable, net of allowance for doubtful accounts of $2,096 and $2,657	48,648	54,524
Deferred financing costs, net of accumulated amortization of $14,176 and $12,543	4,915	11,225
Deferred tax assets	32,548	34,244
Other assets	38,407	39,878

Total assets	$2,482,480	$2,598,143

Liabilities and Equity
Liabilities:
Mortgages payable	$1,119,131	$1,300,745
Exchangeable senior notes, net of discount	—	169,452
Bank credit facility	36,000	178,000
Liabilities of assets held for sale	166,668	—
Accounts payable and accrued expenses	283,159	236,269
Deferred tax liabilities	1,722	16,940
Deferred gain on sale of hotels	93,206	101,852

Total liabilities	1,699,886	2,003,258
Noncontrolling interests in SHR’s operating partnership	4,047	2,717
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share and $128,911 in the aggregate)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share and $131,603 in the aggregate)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share and $164,504 in the aggregate)	138,940	138,940
Common shares ($0.01 par value; 250,000,000 common shares authorized; 151,301,562 and 75,253,252 common shares issued and outstanding)	1,513	752
Additional paid-in capital	1,554,677	1,233,856
Accumulated deficit	(1,058,181)	(954,208)
Accumulated other comprehensive loss	(101,467)	(69,341)

Total SHR’s shareholders’ equity	754,463	568,980
Noncontrolling interests in consolidated affiliates	24,084	23,188

Total equity	778,547	592,168

Total liabilities and equity	$2,482,480	$2,598,143

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Discontinued Operations

The results of operations of hotels sold or held for sale are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On September 22, 2010, we entered into an agreement to sell the InterContinental Prague hotel for estimated consideration of approximately €110.6 million on the signing date. The sale is scheduled to close in the fourth quarter of 2010. The following hotels were sold during 2009 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Renaissance Paris Hotel Le Parc Trocadero	December 21, 2009	$50,275
Four Seasons Mexico City	October 29, 2009	$52,156

The following is a summary of (loss) income from discontinued operations, net of tax, for the three and nine months ended September 30, 2010 and 2009 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Hotel operating revenues	$6,457	$16,142	$18,843	$45,163

Operating costs and expenses	4,427	11,951	13,807	35,493
Depreciation and amortization	1,289	3,943	3,702	9,631
Impairment losses	—	30,795	—	30,795

Total operating costs and expenses	5,716	46,689	17,509	75,919

Operating income (loss)	741	(30,547)	1,334	(30,756)

Interest expense	(2,378)	(2,268)	(7,716)	(6,454)
Interest income	4	26	15	86
Foreign currency exchange (loss) gain	(5,094)	(814)	7,495	946
Income tax benefit	10	122	327	2,091
Gain on sale (a)	—	—	1,237	—

(Loss) income from discontinued operations, net of tax	$(6,717)	$(33,481)	$2,692	$(34,087)

(a)	In the second quarter of 2010, we agreed to accept payment of $1,850,000 to settle the remaining obligation owed to us by the purchaser of the Hyatt Regency New Orleans hotel, which was sold in December 2007. During the nine months ended September 30, 2010, we recognized a $1,850,000 gain on sale of the hotel, which we had previously deferred.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Total revenues (100%)	$39,683	$38,424	$94,167	$96,620
Property EBITDA (100%)	$15,593	$14,274	$30,871	$32,221

Equity in earnings of joint venture (SHR 45% ownership)
Property EBITDA	$7,017	$6,423	$13,892	$14,499
Depreciation and amortization	(2,015)	(1,938)	(6,003)	(5,763)
Interest expense	(1,981)	(1,894)	(5,711)	(5,925)
Other expenses, net	(15)	(91)	(163)	(233)
Income taxes	(272)	(751)	111	(551)

Equity in earnings of joint venture	$2,734	$1,749	$2,126	$2,027

EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings of joint venture	$2,734	$1,749	$2,126	$2,027
Depreciation and amortization	2,015	1,938	6,003	5,763
Interest expense	1,981	1,894	5,711	5,925
Income taxes	272	751	(111)	551

EBITDA Contribution from investment in Hotel del Coronado	$7,002	$6,332	$13,729	$14,266

FFO Contribution from investment in Hotel del Coronado
Equity in earnings of joint venture	$2,734	$1,749	$2,126	$2,027
Depreciation and amortization	2,015	1,938	6,003	5,763

FFO Contribution from investment in Hotel del Coronado	$4,749	$3,687	$8,129	$7,790

Debt	Interest Rate	Spread over LIBOR		Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.34%	208	bp	$610,000	January 2011
Revolving Credit Facility	2.76%	250	bp	18,500	January 2011

				628,500

Cash and cash equivalents				(24,024)

Net Debt				$604,476

Cap	Effective Date	LIBOR Cap Rate		Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2010	2.0%		$630,000	January 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended September 30,		Nine Months Ended September 30,
North Beach Venture	2010	2009	2010	2009
Hotel condominium cost of sales (100%)	$—	$—	$—	$(4)

SHR’s 45% share
Hotel condominium cost of sales	$—	$—	$—	$(2)
Interest expense	(8)	—	(30)	—
Other income (expenses), net	47	(214)	60	(201)
Income taxes	—	81	—	81

SHR’s share of net income (loss)	$39	$(133)	$30	$(122)

Net income (loss)	$39	$(133)	$30	$(122)
Interest expense	8	—	30	—
Income taxes	—	(81)	—	(81)

EBITDA Contribution for investment in North Beach Venture	$47	$(214)	$60	$(203)

FFO Contribution for investment in North Beach Venture	$39	$(133)	$30	$(122)

	Three Months Ended September 30,		Nine Months Ended September 30,
RCPM	2010	2009	2010	2009

SHR’s 31% share
Sales	$357	$333	$2,488	$1,731

EBITDA Contribution for investment in RCPM	$82	$(27)	$511	$310

FFO Contribution for investment in RCPM	$57	$(25)	$349	$209

SHR’s share of total residential activity:
Sales	$357	$333	$2,488	$1,731

EBITDA	$129	$(241)	$571	$107

FFO	$96	$(158)	$379	$87

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Leasehold Information

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Paris Marriott Champs Elysees:
Property EBITDA	$6,784	$6,119	$15,858	$13,371
Revenue (a)	$6,784	$6,119	$15,858	$13,371

Lease Expense	(3,076)	(3,136)	(8,915)	(8,983)
Less: Deferred Gain on Sale Leaseback	(1,088)	(1,202)	(3,321)	(3,448)

Adjusted Lease Expense	(4,164)	(4,338)	(12,236)	(12,431)

EBITDA Contribution from Leasehold	$2,620	$1,781	$3,622	$940

Marriott Hamburg:
Property EBITDA	$1,620	$1,505	$4,369	$4,280
Revenue (a)	$1,108	$1,224	$3,383	$3,513

Lease Expense	(1,106)	(1,219)	(3,396)	(3,497)
Less: Deferred Gain on Sale Leaseback	(51)	(55)	(154)	(159)

Adjusted Lease Expense	(1,157)	(1,274)	(3,550)	(3,656)

EBITDA Contribution from Leasehold	$(49)	$(50)	$(167)	$(143)

Total Leaseholds:
Property EBITDA	$8,404	$7,624	$20,227	$17,651
Revenue (a)	$7,892	$7,343	$19,241	$16,884

Lease Expense	(4,182)	(4,355)	(12,311)	(12,480)
Less: Deferred Gain on Sale Leaseback	(1,139)	(1,257)	(3,475)	(3,607)

Adjusted Lease Expense	(5,321)	(5,612)	(15,786)	(16,087)

EBITDA Contribution from Leaseholds	$2,571	$1,731	$3,455	$797

Security Deposits (b):	September 30, 2010	December 31, 2009
Paris Marriott Champs Elysees	$14,137	$10,720
Marriott Hamburg	2,590	7,158

Total	$16,727	$17,878

(a)	For the three and nine months ended September 30, 2010 and 2009, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three and nine months ended September 30, 2010 and 2009, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

Non-GAAP Financial Measures

In addition to REIT hotel income, five other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Diluted, which is FFO plus income or loss on income attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Net loss attributable to SHR common shareholders	$(39,401)	$(73,461)	$(127,102)	$(202,633)
Depreciation and amortization - continuing operations	32,779	34,421	99,906	98,047
Depreciation and amortization - discontinued operations	1,289	3,943	3,702	9,631
Interest expense - continuing operations	22,118	24,635	68,488	70,674
Interest expense - discontinued operations	2,378	2,268	7,716	6,454
Income taxes - continuing operations	407	(236)	1,359	2,515
Income taxes - discontinued operations	(10)	(122)	(327)	(2,091)
Noncontrolling interests	(192)	(844)	(879)	(2,297)
Adjustments from consolidated affiliates	(1,978)	(2,508)	(5,596)	(6,813)
Adjustments from unconsolidated affiliates	4,332	4,612	11,890	12,436
Preferred shareholder dividends	7,721	7,721	23,164	23,164

EBITDA	29,443	429	82,321	9,087
Realized portion of deferred gain on sale leasebacks	(1,139)	(1,257)	(3,475)	(3,607)
Loss on sale of assets - continuing operations	—	—	—	5
Gain on sale of assets - discontinued operations	—	—	(1,237)	—
Impairment losses and other charges - continuing operations	—	—	—	50,214
Impairment losses and other charges - discontinued operations	—	30,795	—	30,795
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	—	(169)
Loss on early extinguishment of debt	39	—	925	883
Loss on early termination of derivative financial instruments	—	—	18,263	—
Foreign currency exchange loss - continuing operations (a)	134	379	1,399	1,233
Foreign currency exchange loss (gain) - discontinued operations (a)	5,094	814	(7,495)	(946)

Comparable EBITDA	$33,571	$31,160	$90,701	$87,495

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Net loss attributable to SHR common shareholders	$(39,401)	$(73,461)	$(127,102)	$(202,633)
Depreciation and amortization - continuing operations	32,779	34,421	99,906	98,047
Depreciation and amortization - discontinued operations	1,289	3,943	3,702	9,631
Corporate depreciation	(304)	(305)	(914)	(913)
Loss on sale of assets - continuing operations	—	—	—	5
Gain on sale of assets - discontinued operations	—	—	(1,237)	—
Realized portion of deferred gain on sale leasebacks	(1,139)	(1,257)	(3,475)	(3,607)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	340	375	1,036	1,076
Noncontrolling interests adjustments	(230)	(511)	(937)	(1,440)
Adjustments from consolidated affiliates	(1,342)	(1,956)	(4,644)	(5,648)
Adjustments from unconsolidated affiliates	2,047	1,970	6,099	5,859

FFO	(5,961)	(36,781)	(27,566)	(99,623)
Convertible noncontrolling interests	38	(333)	58	(857)

FFO - Fully Diluted	(5,923)	(37,114)	(27,508)	(100,480)
Impairment losses and other charges - continuing operations	—	—	—	50,214
Impairment losses and other charges - discontinued operations	—	30,795	—	30,795
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	—	(169)
Non-cash mark to market of interest rate swaps	5,597	—	9,778	—
Loss on early extinguishment of debt	39	—	925	883
Loss on early termination of derivative financial instruments	—	—	18,263	—
Foreign currency exchange loss (a) - continuing operations	134	379	1,399	1,233
Foreign currency exchange loss (gain), net of tax (a) - discontinued operations	5,083	758	(7,520)	(1,512)

Comparable FFO	$4,930	$(5,182)	$(4,663)	$(19,036)

Comparable FFO per diluted share	$0.03	$(0.07)	$(0.04)	$(0.25)

Weighted average diluted shares	153,093	75,441	113,237	75,265

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity (b)
Bank credit facility	4.01%	375	bp	$36,000	March 2011
Fairmont Scottsdale	0.82%	56	bp	180,000	September 2011
InterContinental Chicago	1.32%	106	bp	121,000	October 2011
InterContinental Miami	0.99%	73	bp	90,000	October 2011
Loews Santa Monica Beach Hotel	0.89%	63	bp	118,250	March 2012
Ritz-Carlton Half Moon Bay	0.93%	67	bp	76,500	March 2012
Hyatt Regency La Jolla	1.26%	100	bp	97,500	September 2012
Marriott London Grosvenor Square (c)	1.83%	110	bp(c)	118,131	October 2013
InterContinental Prague (d)	2.09%	120	bp(d)	138,511	March 2015
Westin St. Francis	6.09%	Fixed		220,000	June 2017
Fairmont Chicago	6.09%	Fixed		97,750	June 2017

				$1,293,642

(a)	Spread over LIBOR (0.26% at September 30, 2010).
(b)	Includes extension options, excluding the conditional one-year extension option on the bank credit facility.
(c)	Principal balance of £75,190,000 at September 30, 2010. Spread over three-month GBP LIBOR (0.73% at September 30, 2010).
(d)	Principal balance of €101,600,000 at September 30, 2010. Spread over three-month EURIBOR (0.89% at September 30, 2010). The spread increases to 180 basis points in March 2012 through the maturity date. As of September 30, 2010, the mortgage debt outstanding has been reclassified to liabilities of assets held for sale.

Domestic and European Interest Rate Swaps

	Fixed Pay Rate Against LIBOR			Notional
Swap Effective Date	Current	Future		Amount	Maturity
March 2009	1.22%	1.22%		$50,000	August 2011
February 2010	0.45%	0.45%		50,000	December 2010
February 2010	0.45%	4.59	%(e)	75,000	April 2012
February 2010	0.45%	4.84	%(e)	100,000	July 2012
February 2010	0.45%	5.50	%(e)	75,000	June 2013
February 2010	0.45%	5.42	%(e)	50,000	August 2013
February 2010	0.45%	4.90	%(e)	100,000	September 2014
February 2010	0.45%	4.96	%(e)	100,000	December 2014
April 2010	5.42%	5.42%		75,000	April 2015

	1.06%	4.43%		$675,000

	Fixed Pay Rate Against GBP LIBOR			Notional
Swap Effective Date	Current	Future		Amount	Maturity
October 2007	3.22%	5.72	%(e)	£75,190	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR	Notional Amount		Maturity
March 2010	3.32%	€101,600		March 2015

(e)	The fixed pay rate against LIBOR increases in December 2010 through maturity. The fixed pay rate against GBP LIBOR increases in January 2011 through maturity.

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
December 2010	5.23%	$100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$200,000

At September 30, 2010, future scheduled debt principal payments (including non-conditional extension options and liabilities of assets held for sale) are as follows:

Years ending December 31,	Amount
2010 (remainder)	$—
2011	430,237
2012	308,138
2013	124,834
2014	13,736
Thereafter	416,697

$1,293,642

Percent of fixed rate debt including U.S. and European swaps	96.6%
Weighted average interest rate including U.S. and European swaps (f)	3.44%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.11

(f)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2010

Portfolio Data

Portfolio at September 30, 2010

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR September 2010 Property EBITDA	QTR September 2010 Property EBITDA

United States:
Westin St. Francis	San Francisco, CA	1,195	15%	13%	$5,981
InterContinental Chicago (a)	Chicago, IL	792	10%	11%	5,495
Hotel del Coronado (b)	Coronado, CA	757	10%	15%	7,017
Fairmont Chicago	Chicago, IL	687	9%	6%	2,870
Fairmont Scottsdale	Scottsdale, AZ	649	8%	-7%	(3,143)
InterContinental Miami	Miami, FL	641	8%	-1%	(579)
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	2%	1,071
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	12%	5,555
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	886
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	9%	4,249
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	6%	2,656
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5%	2,405

Total United States		6,750	85%	73%	34,463

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	0%	206

Total Mexican		173	2%	0%	206

Total North American		6,923	87%	73%	34,669

European:
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	9%	4,203
Paris Marriott Champs Elysees	Paris, France	192	2%	14%	6,784

Total European		707	8%	23%	10,987

Assets Held For Sale:
InterContinental Prague (d)	Prague, Czech Republic	372	5%	4%	2,122

		8,002	100%	100%	$47,778

(a)	We own 51% controlling interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels and consolidate these hotels for reporting purposes.
(b)	We own a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.
(d)	As of September 30, 2010, this property has been classified as held for sale; therefore, the results of operations have been included in (loss) income from discontinued operations for the three and nine months ended September 30, 2010. However, for purposes of this comparison, the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2010

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of InterContinental Prague, Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as their results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2010)

Same store property revenues - 11 Properties and 5,993 Rooms

	Three Months Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	Total

Same store property revenues	$146,928	$133,515	$159,274	$152,744	$592,461
Same store seasonality %	24.8%	22.5%	26.9%	25.8%	100.0%

Mexican Hotel (as of September 30, 2010)

Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	Total

Same store property revenues	$12,295	$14,093	$8,515	$5,618	$40,521
Same store seasonality %	30.3%	34.8%	21.0%	13.9%	100.0%

North American Hotels (as of September 30, 2010)

Same store property revenues - 12 Properties and 6,166 Rooms

	Three Months Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	Total

Same store property revenues	$159,223	$147,608	$167,789	$158,362	$632,982
Same store seasonality %	25.2%	23.3%	26.5%	25.0%	100.0%

European Hotels (as of September 30, 2010)

Same store property revenues - 3 Properties and 707 Rooms

	Three Months Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	Total

Same store property revenues	$25,802	$19,556	$25,122	$27,996	$98,476
Same store seasonality %	26.2%	19.9%	25.5%	28.4%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of InterContinental Prague, Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as these properties results of operations were reclassified to discontinued operations for the periods presented and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2010)

11 Properties

5,993 Rooms

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2010	2009	Change		2010	2009	Change

ADR	$208.75	$196.79	6.1%		$209.76	$207.03	1.3%
Average Occupancy	74.1%	72.7%	1.4	pts	68.9%	67.0%	1.9	pts
RevPAR	$154.65	$143.05	8.1%		$144.46	$138.79	4.1%
Total RevPAR	$278.61	$262.21	6.3%		$273.68	$266.25	2.8%
Property EBITDA Margin	18.0%	16.1%	1.9	pts	17.0%	16.7%	0.3	pts

Mexican Hotel (as of September 30, 2010)

1 Property

173 Rooms

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2010	2009	Change		2010	2009	Change

ADR	$407.53	$444.79	-8.4%		$635.92	$704.55	-9.7%
Average Occupancy	41.2%	43.7%	(2.5	)pts	50.5%	48.0%	2.5	pts
RevPAR	$167.94	$194.23	-13.5%		$321.28	$337.86	-4.9%
Total RevPAR	$352.97	$352.11	0.2%		$597.63	$583.60	2.4%
Property EBITDA Margin	3.7%	11.5%	(7.8	)pts	30.0%	33.5%	(3.5	)pts

North American Hotels (as of September 30, 2010)

12 Properties

6,166 Rooms

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2010	2009	Change		2010	2009	Change

ADR	$211.91	$201.04	5.4%		$218.64	$217.15	0.7%
Average Occupancy	73.2%	71.9%	1.3	pts	68.4%	66.5%	1.9	pts
RevPAR	$155.02	$144.49	7.3%		$149.45	$144.41	3.5%
Total RevPAR	$280.70	$264.74	6.0%		$282.82	$275.19	2.8%
Property EBITDA Margin	17.5%	16.0%	1.5	pts	17.8%	17.7%	0.1	pts

European Hotels (as of September 30, 2010)

3 Properties

707 Rooms

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2010	2009	Change		2010	2009	Change

ADR	$386.74	$364.72	6.0%		$356.11	$330.23	7.8%
Average Occupancy	88.9%	85.3%	3.6	pts	81.6%	78.9%	2.7	pts
RevPAR	$343.63	$310.97	10.5%		$290.72	$260.70	11.5%
Total RevPAR	$430.42	$396.81	8.5%		$376.53	$340.71	10.5%
Property EBITDA Margin	45.0%	41.6%	3.4	pts	41.7%	38.8%	2.9	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2010 and 2009. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2010	2009	Change		2010	2009	Change

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$15,766	$13,870	13.7%		$37,942	$37,725	0.6%
Property EBITDA	$2,870	$2,227	28.9%		$3,783	$4,219	(10.3)%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	77.5%	69.6%	7.9	pts	59.9%	60.2%	(0.3	)pts
ADR	$192.62	$194.97	(1.2)%		$196.57	$194.40	1.1%
RevPAR	$149.36	$135.62	10.1%		$117.74	$116.95	0.7%
Total RevPAR	$249.45	$219.45	13.7%		$202.30	$201.14	0.6%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$8,830	$9,771	(9.6)%		$51,466	$49,223	4.6%
Property EBITDA	$(3,143)	$(2,486)	(26.4)%		$5,496	$4,649	18.2%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	44.5%	50.8%	(6.3	)pts	65.6%	61.3%	4.3	pts
ADR	$133.18	$131.67	1.1%		$195.08	$196.15	(0.5)%
RevPAR	$59.25	$66.92	(11.5)%		$128.05	$120.20	6.5%
Total RevPAR	$147.89	$163.64	(9.6)%		$290.48	$277.82	4.6%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$13,351	$11,821	12.9%		$41,727	$41,794	(0.2)%
Property EBITDA	$2,405	$1,322	81.9%		$8,159	$8,349	(2.3)%

Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	69.4%	65.4%	4.0	pts	70.8%	67.6%	3.2	pts
ADR	$481.60	$425.99	13.1%		$496.89	$508.43	(2.3)%
RevPAR	$334.04	$278.68	19.9%		$351.63	$343.63	2.3%
Total RevPAR	$653.70	$578.76	12.9%		$688.50	$689.59	(0.2)%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$39,683	$38,424	3.3%		$94,167	$96,620	(2.5)%
Property EBITDA	$15,593	$14,274	9.2%		$30,871	$32,221	(4.2)%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	79.9%	74.5%	5.4	pts	66.8%	64.5%	2.3	pts
ADR	$358.30	$360.90	(0.7)%		$325.14	$339.13	(4.1)%
RevPAR	$286.18	$268.83	6.5%		$217.11	$218.76	(0.8)%
Total RevPAR	$569.80	$551.70	3.3%		$455.66	$467.53	(2.5)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Change		2010	2009	Change

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$7,943	$8,087	(1.8)%		$22,924	$25,200	(9.0)%
Property EBITDA	$1,071	$1,782	(39.9)%		$3,063	$4,991	(38.6)%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	77.1%	78.0%	(0.9	)pts	72.9%	75.2%	(2.3	)pts
ADR	$153.79	$154.78	(0.6)%		$149.96	$154.90	(3.2)%
RevPAR	$118.51	$120.74	(1.8)%		$109.37	$116.42	(6.1)%
Total RevPAR	$206.05	$209.78	(1.8)%		$200.41	$220.30	(9.0)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$18,512	$17,314	6.9%		$45,148	$46,933	(3.8)%
Property EBITDA	$5,495	$5,018	9.5%		$10,895	$12,436	(12.4)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	85.9%	85.2%	0.7	pts	72.1%	77.3%	(5.2	)pts
ADR	$173.40	$168.74	2.8%		$173.10	$169.20	2.3%
RevPAR	$148.98	$143.69	3.7%		$124.77	$130.86	(4.7)%
Total RevPAR	$254.06	$237.63	6.9%		$208.81	$217.06	(3.8)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$6,754	$6,630	1.9%		$34,558	$31,793	8.7%
Property EBITDA	$(579)	$(1,261)	54.1%		$7,528	$5,874	28.2%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	55.9%	50.9%	5.0	pts	66.6%	58.6%	8.0	pts
ADR	$115.21	$121.15	(4.9)%		$165.22	$176.74	(6.5)%
RevPAR	$64.39	$61.65	4.5%		$109.96	$103.63	6.1%
Total RevPAR	$114.53	$112.42	1.9%		$197.48	$181.68	8.7%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,922	$11,208	15.3%		$33,994	$29,670	14.6%
Property EBITDA	$4,249	$3,283	29.4%		$9,245	$6,790	36.2%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	93.3%	87.8%	5.5	pts	88.0%	80.1%	7.9	pts
ADR	$312.58	$279.97	11.6%		$276.28	$263.90	4.7%
RevPAR	$291.76	$245.83	18.7%		$243.07	$211.28	15.0%
Total RevPAR	$410.69	$356.20	15.3%		$364.09	$317.78	14.6%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$7,491	$7,141	4.9%		$19,400	$20,887	(7.1)%
Property EBITDA	$886	$592	49.7%		$(432)	$1,547	(127.9)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	56.8%	56.2%	0.6	pts	47.8%	48.0%	(0.2	)pts
ADR	$116.07	$113.91	1.9%		$112.46	$117.26	(4.1)%
RevPAR	$65.91	$64.07	2.9%		$53.74	$56.24	(4.5)%
Total RevPAR	$229.24	$218.54	4.9%		$197.91	$213.07	(7.1)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Change		2010	2009	Change

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$15,184	$13,433	13.0%		$38,953	$33,789	15.3%
Property EBITDA	$2,656	$2,471	7.5%		$5,654	$3,598	57.1%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	76.3%	72.5%	3.8	pts	69.2%	57.6%	11.6	pts
ADR	$349.44	$319.37	9.4%		$319.41	$306.45	4.2%
RevPAR	$266.50	$231.66	15.0%		$220.90	$176.50	25.2%
Total RevPAR	$632.36	$559.43	13.0%		$546.69	$474.21	15.3%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$18,540	$17,173	8.0%		$42,976	$42,148	2.0%
Property EBITDA	$5,555	$5,028	10.5%		$9,048	$8,862	2.1%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	70.7%	65.7%	5.0	pts	55.6%	52.3%	3.3	pts
ADR	$376.64	$369.12	2.0%		$345.82	$354.72	(2.5)%
RevPAR	$266.32	$242.69	9.7%		$192.27	$185.42	3.7%
Total RevPAR	$508.90	$471.38	8.0%		$397.53	$389.87	2.0%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$27,451	$27,307	0.5%		$76,444	$74,265	2.9%
Property EBITDA	$5,981	$5,204	14.9%		$13,455	$11,044	21.8%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	90.2%	92.2%	(2.0	)pts	78.3%	77.8%	0.5	pts
ADR	$184.86	$169.45	9.1%		$179.53	$174.43	2.9%
RevPAR	$166.71	$156.22	6.7%		$140.61	$135.74	3.6%
Total RevPAR	$249.70	$248.38	0.5%		$234.32	$227.64	2.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

	Three Months Ended September 30,				Nine Months Ended September 30,
MEXICAN HOTEL:	2010	2009	Change		2010	2009	Change

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$5,618	$5,604	0.2%		$28,225	$27,563	2.4%
Property EBITDA	$206	$646	(68.1)%		$8,471	$9,242	(8.3)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	41.2%	43.7%	(2.5	)pts	50.5%	48.0%	2.5	pts
ADR	$407.53	$444.79	(8.4)%		$635.92	$704.55	(9.7)%
RevPAR	$167.94	$194.23	(13.5)%		$321.28	$337.86	(4.9)%
Total RevPAR	$352.97	$352.11	0.2%		$597.63	$583.60	2.4%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

	Three Months Ended September 30,				Nine Months Ended September 30,
EUROPEAN HOTELS:	2010	2009	Change		2010	2009	Change

INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$6,457	$7,676	(15.9)%		$18,843	$20,914	(9.9)%
Property EBITDA	$2,122	$2,668	(20.5)%		$5,483	$6,806	(19.4)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	68.7%	67.1%	1.6	pts	61.3%	56.9%	4.4	pts
ADR	$168.33	$196.64	(14.4)%		$170.84	$201.96	(15.4)%
RevPAR	$115.65	$132.01	(12.4)%		$104.64	$114.92	(8.9)%
Total RevPAR	$188.67	$224.29	(15.9)%		$185.54	$205.94	(9.9)%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,536	$5,551	(0.3)%		$14,906	$15,222	(2.1)%
Property EBITDA	$1,620	$1,505	7.6%		$4,369	$4,280	2.1%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	85.2%	86.4%	(1.2	)pts	78.0%	83.0%	(5.0	)pts
ADR	$185.26	$174.18	6.4%		$182.65	$165.90	10.1%
RevPAR	$157.91	$150.55	4.9%		$142.45	$137.64	3.5%
Total RevPAR	$216.46	$217.05	(0.3)%		$196.40	$200.57	(2.1)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$9,422	$7,728	21.9%		$24,624	$20,480	20.2%
Property EBITDA	$4,203	$3,124	34.5%		$10,081	$7,887	27.8%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	89.8%	81.8%	8.0	pts	82.5%	74.7%	7.8	pts
ADR	$384.96	$342.53	12.4%		$343.52	$308.51	11.3%
RevPAR	$345.67	$280.04	23.4%		$283.29	$230.45	22.9%
Total RevPAR	$432.11	$354.44	21.9%		$380.58	$316.54	20.2%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$13,038	$12,531	4.0%		$33,144	$30,059	10.3%
Property EBITDA	$6,784	$6,119	10.9%		$15,858	$13,371	18.6%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	92.9%	87.9%	5.0	pts	85.9%	78.4%	7.5	pts
ADR	$656.44	$661.50	(0.8)%		$599.07	$607.69	(1.4)%
RevPAR	$610.03	$581.44	4.9%		$514.59	$476.22	8.1%
Total RevPAR	$738.13	$709.39	4.1%		$632.32	$573.46	10.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010 and 2009

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010		2009		2010		2009
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago	$2,870	$2,870	$2,227	$2,227	$3,783	$3,783	$4,219	$4,219
Fairmont Scottsdale	(3,143)	(3,143)	(2,486)	(2,486)	5,496	5,496	4,649	4,649
Four Seasons Washington, D.C.	2,405	2,405	1,322	1,322	8,159	8,159	8,349	8,349
Hotel del Coronado (a)	15,593	—	14,274	—	30,871	—	32,221	—
Hyatt Regency La Jolla	1,071	1,071	1,782	1,782	3,063	3,063	4,991	4,991
InterContinental Chicago	5,495	5,495	5,018	5,018	10,895	10,895	12,436	12,436
InterContinental Miami	(579)	(579)	(1,261)	(1,261)	7,528	7,528	5,874	5,874
Loews Santa Monica Beach Hotel	4,249	4,249	3,283	3,283	9,245	9,245	6,790	6,790
Marriott Lincolnshire Resort	886	886	592	592	(432)	(432)	1,547	1,547
Ritz-Carlton Half Moon Bay	2,656	2,656	2,471	2,471	5,654	5,654	3,598	3,598
Ritz-Carlton Laguna Niguel	5,555	5,555	5,028	5,028	9,048	9,048	8,862	8,862
Westin St. Francis	5,981	5,981	5,204	5,204	13,455	13,455	11,044	11,044
Four Seasons Punta Mita Resort	206	206	646	646	8,471	8,471	9,242	9,242
InterContinental Prague (b)	2,122	—	2,668	—	5,483	—	6,806	—
Marriott Hamburg (c)	1,620	2	1,505	7	4,369	(13)	4,280	20
Marriott London Grosvenor Square	4,203	4,203	3,124	3,124	10,081	10,081	7,887	7,887
Paris Marriott Champs Elysees (d)	6,784	3,707	6,119	2,982	15,858	6,943	13,371	4,387

	$57,974	$35,564	$51,516	$29,939	$151,027	$101,376	$146,166	$93,895

Adjustments:
Impairment losses and other charges		$—		$—		$—		$(50,214)
Corporate expenses		(8,904)		(5,020)		(22,484)		(19,996)
Interest income		68		176		373		628
Loss on early extinguishment of debt		(39)		—		(925)		(883)
Loss on early termination of derivative financial instruments		—		—		(18,263)		—
Equity in earnings of joint ventures		3,001		1,573		2,900		2,144
Foreign currency exchange loss		(134)		(379)		(1,399)		(1,233)
Other income, net		1,605		125		2,299		168
(Loss) income from discontinued operations		(6,717)		(33,481)		2,692		(34,087)
Depreciation expense - discontinued operations		1,289		3,943		3,702		9,631
Interest expense - discontinued operations		2,378		2,268		7,716		6,454
Income taxes - discontinued operations		(10)		(122)		(327)		(2,091)
Noncontrolling interest in consolidated affiliates		(1,086)		(696)		(858)		(1,044)
Adjustments from consolidated affiliates		(1,978)		(2,508)		(5,596)		(6,813)
Adjustments from unconsolidated affiliates		4,332		4,612		11,890		12,436
Other adjustments		74		(1)		(775)		92

EBITDA		$29,443		$429		$82,321		$9,087

(a)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our 45% interest in this property is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	As of September 30, 2010, this property has been classified as held for sale. Therefore, its results of operations have been included in (loss) income from discontinued operations for the three and nine months ended September 30, 2010 and 2009.
(c)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(d)	We have a leasehold interest in this property. Therefore, EBITDA represents revenue less lease expense and expenses generated by the property. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2010

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended September 30, 2010			Nine Months Ended September 30, 2010
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA

Meetings & Business Hotels:
Fairmont Chicago	$2,870	$—	$2,870	$3,783	$—	$3,783
Fairmont Scottsdale	(3,143)	—	(3,143)	5,496	—	5,496
Four Seasons Washington, D.C.	2,405	—	2,405	8,159	—	8,159
Hyatt Regency La Jolla	1,071	(525)	546	3,063	(1,501)	1,562
InterContinental Chicago	5,495	(2,693)	2,802	10,895	(5,339)	5,556
InterContinental Miami	(579)	—	(579)	7,528	—	7,528
Westin St. Francis	5,981	—	5,981	13,455	—	13,455

Total Meetings & Business Hotels	14,100	(3,218)	10,882	52,379	(6,840)	45,539

Ocean Front Resorts:
Four Seasons Punta Mita Resort	206	—	206	8,471	—	8,471
Hotel del Coronado	15,593	(8,591)	7,002	30,871	(17,142)	13,729
Loews Santa Monica Beach Hotel	4,249	—	4,249	9,245	—	9,245
Ritz-Carlton Half Moon Bay	2,656	—	2,656	5,654	—	5,654
Ritz-Carlton Laguna Niguel	5,555	—	5,555	9,048	—	9,048

Total Ocean Front Resorts	28,259	(8,591)	19,668	63,289	(17,142)	46,147

European Hotels:
Marriott Hamburg	1,620	(1,669)	(49)	4,369	(4,536)	(167)
Marriott London Grosvenor Square	4,203	—	4,203	10,081	—	10,081
Paris Marriott Champs Elysees	6,784	(4,164)	2,620	15,858	(12,236)	3,622

Total European Hotels	12,607	(5,833)	6,774	30,308	(16,772)	13,536

Non-Core Assets:
InterContinental Prague	2,122	—	2,122	5,483	—	5,483
Marriott Lincolnshire Resort	886	—	886	(432)	—	(432)

Total Non-Core Assets	3,008	—	3,008	5,051	—	5,051

	$57,974	$(17,642)	$40,332	$151,027	$(40,754)	$110,273

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Meetings & Business Hotels	27%			41%
Ocean Front Resorts	49%			42%
European Hotels	17%			12%
Non-Core Assets	7%			5%

Total	100%			100%